 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 16, 2015
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2015, certain investment funds affiliated with The Blackstone Group L.P. (“Blackstone”) completed the previously-announced underwritten public offering (the “Offering”) of 17,500,000 shares (the “Shares”) of common stock, par value $0.01 per share, of Brixmor Property Group Inc. (the “Company”). As a result of the Offering, Blackstone has ceased to own a majority of the shares of common stock of the Company.  Accordingly, in order to ensure that Blackstone employees no longer constitute a majority of the Company’s board of directors, Nadeem Meghji has informed the Company that, effective upon the consummation of the Offering, he has resigned from the Company’s board of directors.

Item 8.01     Other Events.
The information set forth under Item 5.02 above is incorporated by reference into this Item 8.01.
In connection with the Offering, Blackstone and the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, BPG Subsidiary Inc., Brixmor Operating Partnership LP, Blackstone, J.P. Morgan Securities LLC and Citigroup Global Markets Inc. Subject to the terms and conditions stated in the Underwriting Agreement, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as underwriters, agreed to purchase the Shares at a price of $26.00 per share. The Company did not receive any proceeds from the sale of the Shares by Blackstone.
The above description of the Underwriting Agreement does not purport to be a complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibit is attached to this Current Report on Form 8-K

99.1
Underwriting Agreement dated as of January 13, 2015 by and among Brixmor Property Group Inc., BPG Subsidiary Inc., Brixmor Operating Partnership LP, the selling stockholders, J.P. Morgan Securities LLC and Citigroup Global Markets Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

By:	Brixmor OP GP LLC, its general partner

By:	BPG Subsidiary Inc., its sole member

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary
Date: January 16, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1
Underwriting Agreement dated as of January 13, 2015 by and among Brixmor Property Group Inc., BPG Subsidiary Inc., Brixmor Operating Partnership LP, the selling stockholders, J.P. Morgan Securities LLC and Citigroup Global Markets Inc.